EXHIBIT 99.3

WaMu Mortgage Pass-Through Certificates

Series 2004-AR13

Marketing Materials

$1,275,809,000 (Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet
Date Prepared: November 3, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR13

$1,275,809,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
A-1	$600,000,000	Not Offered Hereby			Senior	Aaa/AAA
A-2A	$278,500,000	1.50/1.50	1-44/1-44	Variable (3)	Senior	Aaa/AAA
A-2B	$121,500,000	5.94/6.85	44-91/44-359	Variable (3)	Senior	Aaa/AAA
A-3	$187,000,000	2.85/3.13	1-91/1-359	Variable (3)	Senior	Aaa/AAA
A-4	$33,002,000	2.85/3.13	1-91/1-359	Variable (3)	Senior	Aaa/AAA
B1	$32,446,000	5.06/5.72	1-91/1-359	Variable (5)	Subordinate	Aa2/AA
B2	$14,276,000	5.06/5.72	1-91/1-359	Variable (5)	Subordinate	A2/A
B3	$9,085,000	5.06/5.72	1-91/1-359	Variable (5)	Subordinate	Baa2/BBB
R	$100	Information Not Provided Hereby			Senior/Residual	Aaa/AAA
X (4)	$1,297,874,462				Senior IO	Aaa/AAA
B4	$8,436,000	Privately Offered Certificates			Subordinate	Ba2/BB
B5	$8,436,000				Subordinate	NR/B
B6	$5,193,362				Subordinate	NR/NR

Total:

	$1,297,874,462

(1)     Distributions on the Class A-1, Class A-2A, Class A-2B, Class A-3, Class A-4, Class X and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class A-1, Class A-2A, Class A-2B, Class A-3, Class A-4, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Option Call Date (as described herein) and to Maturity.

(3)     On each Distribution Date, the Certificate Interest Rate for the Class A-1, Class A-2A, Class A-2B, Class A-3 and Class A-4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap (as defined herein) and (iii) [10.50]%.

(4)     The Class X Certificates will consist of one interest only component and one principal only component.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only component of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

(5)     For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

RBS Greenwich Capital

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Co-Manager:  UBS Investment Bank.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  Moody’s and S&P will rate the Certificates, except the Class B-5 and B-6 Certificates.  The Class B-5 Certificates will be rated by S&P only. The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:  November 1, 2004.

Expected Pricing Date:  On or about November [4], 2004.

Closing Date:  On or about November 23, 2004.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2004.

Servicing Fee:  [0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:  The “Senior Certificates” will consist of the Class A-1, Class A-2A, Class A-2B, Class A-3, Class A-4 (collectively, the “Class A Certificates”), the Class X Certificates and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.” The Class A, Class B-1, Class B-2 and Class B-3 Certificates (the“Offered Certificates”) are being offered publicly.

Accrued Interest:  The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include [22] days of accrued interest.

RBS Greenwich Capital

Interest Accrual Period:  The interest accrual period for the Class A Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:  The Class A and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

RBS Greenwich Capital

Mortgage Loans:  As of November 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $1,297,874,562 (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15 or 30 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally [1 or 2] months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their [one-month or two-month] fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.00]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.50]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.40]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.70]% total subordination.

RBS Greenwich Capital

Shifting Interest:  Until the first Distribution Date occurring after November 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                                  Unscheduled Principal Payments (%)

December 2004 – November 2014                           0% Pro Rata Share

December 2014 – November 2015                           30% Pro Rata Share

December 2015 – November 2016                           40% Pro Rata Share

December 2016 – November 2017                           60% Pro Rata Share

December 2017 – November 2018                           80% Pro Rata Share

December 2018 and after     100%                           Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in December 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans (adjusted for the Class A Certificates on an actual/360 basis).

RBS Greenwich Capital

Carryover Shortfall Amount:  If on any Distribution Date, one month LIBOR plus the related margin for the Class A Certificates is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class  and [10.50]%(without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).

Adjusted Cap Rate:  The“Adjusted Cap Rate”for anyDistribution Date and any class of LIBOR Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less Net Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date. The Adjusted Cap Rate for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by substituting for clause (i) in the calculation thereof in note (4) to the table on page 2 of this termsheet with the Adjusted Cap Rate as defined with respect to the LIBOR Certificates.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:  The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero. The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

RBS Greenwich Capital

Yield Maintenance Agreement:  On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates. The notional balance of the Yield Maintenance Agreements and the strike rates are in the tables below.  The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the Class A Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.50]%. The Yield Maintenance Agreement will terminate after the Distribution Date in [July 2013]. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class A Certificates, pro rata.

RBS Greenwich Capital

Yield Maintenance Agreement Schedule and Strike Rates For Class A Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	679,856,744	9.21774	53	385,972,730	9.21774	79	207,509,162	9.21774
2	1,187,513,089	9.21774	28	664,310,414	10.20536	54	377,927,402	9.52500	80	202,409,355	9.52500
3	1,161,901,879	9.21774	29	649,094,923	9.21774	55	370,055,538	9.21774	81	197,433,228	9.21774
4	1,136,829,354	10.20536	30	634,203,018	9.52500	56	362,353,295	9.52500	82	192,577,806	9.21774
5	1,112,283,816	9.21774	31	619,627,607	9.21774	57	354,816,919	9.21774	83	187,840,185	9.52500
6	1,088,253,824	9.52500	32	605,361,759	9.52500	58	347,442,738	9.21774	84	183,217,531	9.21774
7	1,064,728,194	9.21774	33	591,398,698	9.21774	59	340,021,230	9.52500	85	178,707,078	9.52500
8	1,041,695,989	9.52500	34	577,731,800	9.21774	60	332,444,286	9.21774	86	174,306,127	9.21774
9	1,019,146,517	9.21774	35	564,315,825	9.52500	61	324,320,852	9.52500	87	170,012,042	9.21774
10	997,069,323	9.21774	36	551,924,400	9.21774	62	316,393,721	9.21774	88	165,822,250	9.85345
11	975,394,554	9.52500	37	539,682,092	9.52500	63	308,658,185	9.21774	89	161,734,242	9.21774
12	954,083,393	9.21774	38	528,499,890	9.21774	64	301,109,643	10.20536	90	157,745,566	9.52500
13	933,018,749	9.52500	39	517,557,597	9.21774	65	293,743,609	9.21774	91	153,853,831	9.21774
14	912,400,419	9.21774	40	506,849,918	9.85345	66	286,555,701	9.52500	92	150,056,701	9.52500
15	892,218,651	9.21774	41	496,371,680	9.21774	67	279,541,644	9.21774	93	146,351,899	9.21774
16	872,463,913	10.20536	42	486,117,825	9.52500	68	272,697,262	9.52500	94	142,737,199	9.21774
17	853,126,884	9.21774	43	476,083,408	9.21774	69	266,018,482	9.21774	95	139,210,432	9.52500
18	834,198,454	9.52500	44	466,263,599	9.52500	70	259,501,327	9.21774	96	135,769,477	9.21774
19	815,669,715	9.21774	45	456,653,673	9.21774	71	253,141,916	9.52500	97	132,412,268	9.52500
20	797,531,958	9.52500	46	447,249,012	9.21774	72	246,936,458	9.21774	98	129,136,785	9.21774
21	779,776,668	9.21774	47	438,017,718	9.52500	73	240,881,255	9.52500	99	125,941,058	9.21774
22	762,395,522	9.21774	48	428,942,139	9.21774	74	234,972,697	9.21774	100	122,823,164	10.20536
23	745,332,304	9.52500	49	419,968,676	9.52500	75	229,207,261	9.21774	101	119,781,226	9.21774
24	728,555,820	9.21774	50	411,189,263	9.21774	76	223,581,507	10.20536	102	116,813,412	9.52500
25	711,971,769	9.52500	51	402,599,592	9.21774	77	218,092,077	9.21774	103	113,917,934	9.21774
26	695,741,332	9.21774	52	394,195,452	10.20536	78	212,735,695	9.52500	104	111,093,047	9.52500

RBS Greenwich Capital

Allocation of Realized Losses:  Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class X Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero. In addition, losses that would otherwise be allocated to the Class A-1 Certificates will instead be allocated to the Class A-2A and Class A-2B Certificates, concurrently, pro rata, until the aggregate of the Class A-2A and Class A-2B Certificate principal balances is equal to zero. Losses that would otherwise be allocated to the Class A-3 Certificates will instead be allocated to the Class A-4 Certificates until the aggregate of the Class A-4 Certificate principal balance is equal to zero.

RBS Greenwich Capital

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)                   Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)                   Class R Certificates, principal until the principal balance of such class has been reduced to zero;

3)                   Class A Certificates, principal, concurrently, paid pro rata:

(a)                  To the Class A-1 Certificates, principal until its certificate principal balance is reduced to zero;

(b)                  To the Class A-2A and Class A-2B Certificates, sequentially, principal until their respective certificate principal balances are reduced to zero;

(c)                  To the Class A-3 Certificates, principal until its certificate principal balance is reduced to zero;

(d)                  To the Class A-4 Certificates, principal until its certificate principal balance is reduced to zero;

4)                   To the principal only component of the Class X Certificates, until the principal only component has been reduced to zero;

5)                   Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

6)                   Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

7)                   Class B-1 Certificates, principal allocable to such Class;

8)                   Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

9)                   Class B-2 Certificates, principal allocable to such Class;

10)                Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11)                Class B-3 Certificates, principal allocable to such Class;

12)                Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13)                Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-2A to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.09	2.51	1.50	1.23	0.89
MDUR (yr)	2.90	2.38	1.45	1.19	0.86
First Prin Pay	1	1	1	1	1
Last Prin Pay	91	74	44	36	25

Class A-2A to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.09	2.51	1.50	1.23	0.89
MDUR (yr)	2.90	2.38	1.45	1.19	0.86
First Prin Pay	1	1	1	1	1
Last Prin Pay	91	74	44	36	25

Class A-2B to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	11.85	9.80	5.94	4.85	3.43
MDUR (yr)	10.03	8.51	5.42	4.49	3.23
First Prin Pay	91	74	44	36	25
Last Prin Pay	178	148	91	75	54

Class A-2B to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	13.26	11.13	6.85	5.59	3.93
MDUR (yr)	10.92	9.40	6.12	5.08	3.65
First Prin Pay	91	74	44	36	25
Last Prin Pay	359	359	359	359	359

RBS Greenwich Capital

Class A-3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.75	4.72	2.85	2.33	1.66
MDUR (yr)	5.08	4.26	2.66	2.20	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	178	148	91	75	54

Class A-3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.18	5.13	3.13	2.55	1.81
MDUR (yr)	5.36	4.53	2.88	2.38	1.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class A-4 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.75	4.72	2.85	2.33	1.66
MDUR (yr)	5.07	4.25	2.66	2.19	1.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	178	148	91	75	54

Class A-4 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.18	5.13	3.13	2.55	1.81
MDUR (yr)	5.34	4.52	2.87	2.38	1.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

RBS Greenwich Capital

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1)        Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)        Assumes proceeds from the related Yield Maintenance Agreement are included.

RBS Greenwich Capital